77Q1(a)(2)

Amendment No. 9 to the Amended and Restated
Agreement and Declaration of Trust, dated May
19, 2017 (filed electronically as Exhibit a(10) to Post-Effective Amendment No. 80 to the
Registration Statement of the Registrant on July
27, 2017, File No. 2-99222, and incorporated herein by reference).